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the healthchannel.com                   Confidential
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                        the healthchannel.com, Inc.

                    Projected Statement of Operations

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                                          Fiscal               Q1                Q2                 Q3                 Q4
            Actual-A                      1999-A             2000-A            2000-A             2000-A             2000-E
           Estimates-E                   31-Dec-99          31-Mar-00         30-Jun-00          30-Sep-00          31-Dec-00
------------------------------------------------------------------------------------------------------------------------------------
Revenue
   Online Revenue                       $        --        $        --       $        --        $        11        $        --
   Wireless Revenue
   Offline Revenue                               --                 --                --                 --        $        --
------------------------------------------------------------------------------------------------------------------------------------
Total Revenue                           $        --        $        --       $        --        $        11        $        --
Cost of Sales                                    --                 --                --                 --        $        --
------------------------------------------------------------------------------------------------------------------------------------
Gross Profit                                     --                 --                --                 11                 --
Operating Expenses
   General & Administrative                   3,461                698               518              1,089        $     1,000
   Sales & Marketing                             --                 --                --                 --        $       134
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                      3,461                698               518              1,089              1,134
------------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)                      (3,461)              (698)             (518)            (1,078)            (1,134)
Disconnected Operations
   Loss on Discontinued Operations              367                 --                --                 --                 --
   Loss on Disposal of Segment                   99                 --                --                 --                 --
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Total Disconnected Operations                   466                 --                --                 --                 --
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Income (Loss) Before Taxes                   (3,927)              (698)             (518)            (1,078)            (1,134)
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Provision for Income Taxes                       --                 --                --                 --                 --
      Effective Tax Rate                         --                 --               0.0%               0.0%               0.0%
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                       $    (3,927)       $      (698)      $      (518)       $    (1,078)       $    (1,134)
====================================================================================================================================
Primary EPS                             $     (0.06)       $     (0.01)      $     (0.01)       $     (0.04)       $     (0.04)
Fully Diluted EPS                       $     (0.06)       $     (0.01)      $     (0.01)       $     (0.04)       $     (0.04)
====================================================================================================================================

Weighted Average Shares:

Primary Shares Out.                      66,376,490         72,052,637        70,999,139         24,715,990         27,500,000
Fully Diluted Shares Out.                66,376,490         72,052,637        70,999,139         24,715,990         27,500,000
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5-Year Revenue Growth                           775%
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
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                                            Fiscal                       Q1                     Q2
            Actual-A                        2000-E                     2001-E                 2001-E
          Estimates-E                     31-Dec-00                   31-Mar-01              30-Jun-01
-----------------------------------------------------------------------------------------------------------
Revenue
   Online Revenue                  $        11       100%               16      14%              117    10%
   Wireless Revenue                                                     95      86%              243    21%
   Offline Revenue                          --         0%               --       0%              814    69%
-----------------------------------------------------------------------------------------------------------
Total Revenue                      $        11       100%              111     100%            1,174   100%
Cost of Sales                               --         0%               22      20%              706    60%
-----------------------------------------------------------------------------------------------------------
Gross Profit                                11       100%               88      80%              468    40%
Operating Expenses
   General & Administrative              3,305     30045%              454     410%              490    42%
   Sales & Marketing                       134      1218%               25      23%               55     5%
-----------------------------------------------------------------------------------------------------------
Total Operating Expenses                 3,439     31264%              479     433%              545    46%
-----------------------------------------------------------------------------------------------------------
Operating Income (Loss)                 (3,428)   -31164%             (391)   -353%              (77)   -7%
Disconnected Operations
   Loss on Discontinued Operations          --         0%               --       0%               --     0%
   Loss on Disposal of Segment              --         0%               --       0%               --     0%
-----------------------------------------------------------------------------------------------------------
Total Disconnected Operations               --         0%               --       0%               --     0%
-----------------------------------------------------------------------------------------------------------
Income (Loss) Before Taxes              (3,428)   -31164%             (391)   -353%              (77)   -7%
-----------------------------------------------------------------------------------------------------------
Provision for Income Taxes                  --         0%                        0%                      0%
      Effective Tax Rate                   0.0%                        0.0%                      0.0%
-----------------------------------------------------------------------------------------------------------
Net Income (Loss)                  $    (3,428)   -31164%      $      (391)   -353%      $       (77)   -7%
===========================================================================================================
Primary EPS.                       $     (0.12)                $     (0.01)              $     (0.00)
Fully Diluted EPS.                 $     (0.12)                $     (0.01)              $     (0.00)
===========================================================================================================

Weighted Average Shares:

Primary Shares Out.                 27,500,000                  27,500,000                28,500,000
Fully Diluted Shares Out.           27,500,000                  27,500,000                28,500,000
===========================================================================================================
5-Year Revenue Growth
=====================
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                                                   Q3                        Q4
            Actual-A                             2001-E                    2001-E
          Estimates-E                           30-Sep-01                 31-Dec-01
---------------------------------------------------------------------------------------
Revenue
   Online Revenue                                  365      23%              946    12%
   Wireless Revenue                                324      21%              438     5%
   Offline Revenue                                 879      56%            6,695    83%
---------------------------------------------------------------------------------------
Total Revenue                                    1,568     100%            8,079   100%
Cost of Sales                                      924      59%            6,819    84%
---------------------------------------------------------------------------------------
Gross Profit                                       644      41%            1,261    16%
Operating Expenses
   General & Administrative                        530      34%              574     7%
   Sales & Marketing                                95       6%              125     2%
---------------------------------------------------------------------------------------
Total Operating Expenses                           625      40%              699     9%
---------------------------------------------------------------------------------------
Operating Income (Loss)                             19       1%              562     7%
Disconnected Operations
   Loss on Discontinued Operations                  --       0%               --     0%
   Loss on Disposal of Segment                      --       0%               --     0%
---------------------------------------------------------------------------------------
Total Disconnected Operations                       --       0%               --     0%
---------------------------------------------------------------------------------------
Income (Loss) Before Taxes                          19       1%              562     7%
---------------------------------------------------------------------------------------
Provision for Income Taxes                                   0%                      0%
      Effective Tax Rate                           0.0%                      0.0%
---------------------------------------------------------------------------------------
Net Income (Loss)                          $        19       1%      $       562     7%
=======================================================================================
Primary EPS                                $      0.00               $      0.02
Fully Diluted EPS                          $      0.00               $      0.02
=======================================================================================

Weighted Average Shares:

Primary Shares Out.                         28,500,000                30,000,000
Fully Diluted Shares Out.                   28,500,000                30,000,000
=======================================================================================

5-Year Revenue Growth
==================================

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                                                  Fiscal                Fiscal                  Fiscal
                  Actual-A                        2001-E                2002-E                  2003-E
                Estimates-E                      31-Dec-01             31-Dec-02               31-Dec-03
-------------------------------------------------------------------------------------------------------------
Revenue
   Online Revenue                            $    1,444    13%     $    27,755    63%      $    38,568    75%
   Wireless Revenue                          $    1,099    10%     $     3,557     8%      $     3,913     8%
   Offline Revenue                           $    8,389    77%          12,869    29%            8,739    17%
-------------------------------------------------------------------------------------------------------------
Total Revenue                                $   10,932   100%     $    44,182   100%      $    51,219   100%
Cost of Sales                                $    8,471    77%          33,892    77%      $    38,850    76%
-------------------------------------------------------------------------------------------------------------
Gross Profit                                      2,461    23%          10,290    23%           12,370    24%
Operating Expenses
   General & Administrative                       2,048    19%           2,889     7%            3,521     7%
   Sales & Marketing                                300     3%           2,000     5%            3,000     6%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses                          2,348    21%           4,889    11%            6,521    13%
-------------------------------------------------------------------------------------------------------------
Operating Income (Loss)                             113     1%           5,400    12%            5,849    11%
Disconnected Operations
   Loss on Discontinued Operations                   --     0%              --     0%               --     0%
   Loss on Disposal of Segment                       --     0%              --     0%               --     0%
-------------------------------------------------------------------------------------------------------------
Total Disconnected Operations                        --     0%              --     0%               --     0%
-------------------------------------------------------------------------------------------------------------
Income (Loss) Before Taxes                          113     1%           5,400    12%            5,849    11%
-------------------------------------------------------------------------------------------------------------
Provision for Income Taxes                           --     0%              --     0%               --     0%
      Effective Tax Rate                            0.0%                   0.0%                    0.0%
-------------------------------------------------------------------------------------------------------------
Net Income (Loss)                           $       113     1%     $     5,400    12%      $     5,849    11%
=============================================================================================================
Primary EPS                                 $      0.00            $      0.18             $      0.19
Fully Diluted EPS                           $      0.00            $      0.18             $      0.19
=============================================================================================================

Weighted Average Shares:

Primary Shares Out.                          30,000,000             30,000,000              30,000,000
Fully Diluted Shares Out.                    30,000,000             30,000,000              30,000,000
=============================================================================================================
5-Year Revenue Growth
==========================================
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